Exhibit 10.3
AMENDMENT NO. 8 TO
CREDIT AGREEMENT
This Amendment No. 8 to Credit Agreement (this "Amendment") dated as of April 29, 2016 is among Mid-Con Energy Properties, LLC, a Delaware limited liability company (the "Borrower"), the Guarantor (as defined below), the Lenders (as defined in the below-mentioned Credit Agreement) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.
RECITALS
A.The Borrower, the Lenders and Wells Fargo Bank, National Association, as the Administrative Agent, are parties to that certain Credit Agreement dated as of December 20, 2011, as amended by that certain Agreement and Amendment No. 1 to Credit Agreement dated as of April 23, 2012, as amended by that certain Agreement and Amendment No. 2 to Credit Agreement dated as of November 26, 2012, as amended by that certain Agreement and Amendment No. 3 to Credit Agreement dated as of November 5, 2013, as amended by that certain Amendment No. 4 to Credit Agreement dated as of April 11, 2014, as amended by that certain Agreement and Amendment No. 5 to Credit Agreement dated as of November 17, 2014, as amended by that certain Amendment No. 6 to Credit Agreement dated as of February 12, 2015, and as amended by that certain Agreement and Amendment No. 7 to Credit Agreement dated as of November 30, 2015 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement").
B.    In connection with such Credit Agreement, Mid-Con Energy Partners, LP, a Delaware limited partnership and owner of 100% of the membership interests in the Borrower, executed and delivered that certain Guaranty dated as of December 20, 2011 (as the same may be amended, modified or supplemented from time to time, the "Guaranty") in favor of the Administrative Agent for the benefit of the Guaranteed Parties (as defined in the Guaranty) pursuant to which it became a Guarantor.
C.    The Borrower has requested certain amendments to the Credit Agreement and all of the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
THEREFORE, the parties hereto hereby agree as follows:
Article I
DEFINITIONS
Section 1.01    Terms Defined Above. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
Section 1.02    Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 1.03    Other Definitional Provisions. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Amendment unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II
AMENDMENTS
Section 2.01    Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is amended as follows:
(a)    The following new definitions are added to Section 1.1 (Defined Terms) to appear therein in alphabetical order:
"Amendment No. 8" means that certain Amendment No. 8 to Credit Agreement dated as of April 29, 2016, among the Borrower, the Guarantor, the Lenders, and Wells Fargo Bank, N.A., as the Administrative Agent, the Collateral Agent, and an LC Issuer.
"Eighth Amendment Effective Date" means the date Amendment No. 8 by its terms becomes effective.
(b)    The definition of "Overadvance Period" found in Section 1.1 is amended by deleting therefrom the reference to "May 1, 2016" and inserting in lieu thereof a reference to "June 1, 2016".
(c)    The Borrower agrees, notwithstanding anything in Section 2.9 to the contrary, that the current redetermination of the Borrowing Base shall require the consent of all of the Lenders, not just the Required Lenders.
(d)    Clause (i) of the first sentence of Section 2.8(c) is amended and restated in its entirety to read as follows:
"on April 29, 2016, the amount of the Non-Conforming Borrowing Base shall reduce to $15,000,000 and on June 1, 2016, the amount of the Non-Conforming Borrowing Base shall reduce to zero;"
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.01    Borrower Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date (defined below) as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (b) the Liens under the Security Documents are valid and subsisting and secure Borrower's obligations under the Loan Documents.
Section 3.02    Guarantor's Representations and Warranties. Guarantor represents and warrants that (a) the representations and warranties of Guarantor contained in the Guaranty and the representations and warranties contained in the other Loan Documents to which Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; and (c) the Liens under the Security Documents to which Guarantor is a party are valid and subsisting and secure Guarantor's obligations under the Loan Documents.
ARTICLE IV
CONDITIONS
The Credit Agreement shall be amended as provided herein upon the date all of the following conditions precedent have been met (the "Effective Date"):
Section 4.01    Documents. The Administrative Agent shall have received this Amendment duly and validly executed and delivered by the Borrower, the Guarantor, the Administrative Agent, the Collateral Agent, the LC Issuers and the Lenders.
Section 4.02    No Default. No Default shall have occurred which is continuing as of the Effective Date.
Section 4.03    Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent's outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment prior to the Effective Date.
ARTICLE V
MISCELLANEOUS
Section 5.01    Effect on Loan Documents; Acknowledgements.
(a)    Each of the Borrower, the Guarantor, Administrative Agent, the LC Issuers and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Loan Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Loan Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Amendment.
(b)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.
(c)    This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.
Section 5.02    Reaffirmation of the Guaranty. Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which Guarantor is a party).
Section 5.03    Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Amendment shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. This Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Restricted Persons and Lender Parties. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
Section 5.04    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 5.05    Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
Section 5.06    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of New York and the laws of the United States, without regard to principles of conflicts of laws.
Section 5.07    Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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EXECUTED to be effective as of the date first above written.
BORROWER:

MID-CON ENERGY PROPERTIES, LLC, a
Delaware limited liability company

By:    Mid-Con Energy Partners, LP, a
    Delaware limited partnership, its
    Sole Member

By:    Mid-Con Energy GP, LLC, a
    Delaware limited liability company,
    Its General Partner

    By:
        Jeffrey R. Olmstead
        President and Chief Executive Officer
GUARANTOR:

MID-CON ENERGY PARTNERS, LP, a
Delaware limited partnership

By:    Mid-Con Energy GP, LLC, a
    Delaware limited liability company,
    Its General Partner

    By:
        Jeffrey R. Olmstead
        President and Chief Executive Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, as Collateral Agent, as an LC Issuer and as a Lender

By:
Name:
Title:

LENDERS:

ROYAL BANK OF CANADA
as an LC Issuer and as a Lender

By:
Name:
Title:

BOKF, NA, d/b/a The Bank of Texas,
as a Lender

By:
Name:
Title:

COMERICA BANK,
as a Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA,
as a Lender

By:
Name:
Title:

MUFG UNION BANK, N.A.,
as a Lender

By:
Name:
Title:

FROST BANK,
as a Lender

By:
Name:
Title:

Amendment No. 8
Mid-Con Energy Properties, LLC
Credit Agreement